UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31,

Date of reporting period: April 30, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / APRIL 30, 2008

Legg Mason Partners

Inflation Management Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is total return. The Fund’s secondary investment objective is current income.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was lackluster at best during the six-month reporting period ended April 30, 2008. Third quarter 2007 U.S. gross domestic product (“GDP”)i growth was 4.9%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was 0.6%. The U.S. Commerce Department then reported that its preliminary estimate for first quarter 2008 GDP growth was a modest 0.9%. While it was once debated whether or not the U.S. would fall into a recession, it is now looking more likely that the U.S could experience a mild recession. Even areas of the economy that had once been fairly resilient have begun to falter, including the job market. The U.S. Department of Labor reported that payroll employment declined in each of the first four months of 2008 — the longest consecutive monthly decline since early 2003.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions during the reporting period. At its meeting in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed reduced the federal funds rate an additional 25 basis points in October 2007. Then, over the course of the reporting period, the Fed lowered rates on five more occasions, bringing the federal funds rate to 2.00% as of April 30, 2008. In its statement accompanying the April rate cut, the Fed stated: “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

In addition to lowering short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known

Legg Mason Partners Inflation Management Fund	I

Letter from the chairman continued

as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the six-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market crisis and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower).

Overall, during the six months ended April 30, 2008, two-year Treasury yields fell from 3.94% to 2.29%. Over the same time frame, 10-year Treasury yields fell from 4.48% to 3.77%. Short-term yields fell sharply in concert with the Fed’s rate cuts while longer-term yields fell less dramatically due to inflationary concerns, resulting in a steepening of the U.S. yield curveiv during the reporting period. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 4.08%.

Increased investor risk aversion in November 2007 and again in the first quarter of 2008 caused the high-yield bond market to produce weak results over the six-month period ended April 30, 2008. During that period, the Citigroup High Yield Market Indexvi returned -0.62%. While high-yield bond prices rallied in April 2008, several flights to quality dragged down the sector, although default rates continued to be low.

Despite increased investor risk aversion, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 1.90% over the six months ended April 30, 2008. Overall solid demand, an expanding global economy, increased domestic spending and the Fed’s numerous rate cuts supported the emerging market debt asset class.

II	Legg Mason Partners Inflation Management Fund

Performance review

For the six months ended April 30, 2008, Class A shares of Legg Mason Partners Inflation Management Fund, excluding sales charges, returned 6.50%. The Fund’s unmanaged benchmark, the Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)viii, returned 6.91% for the same period. The Lipper Treasury Inflation-Protected Securities Funds Category Average1 returned 5.80% over the same time frame.

PERFORMANCE SNAPSHOT as of April 30, 2008 (excluding sales charges) (unaudited)
6 MONTHS
Inflation Management Fund — Class A Shares	6.50%
Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)	6.91%
Lipper Treasury Inflation-Protected Securities Funds Category Average[1]	5.80%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class C shares returned 6.24% over the six months ended April 30, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended April 30, 2008 for Class A and C shares were 2.74% and 2.32%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A and C shares were 2.33% and 2.08%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated February 20, 2008, the gross total operating expenses for Class A and Class C shares were 2.19% and 2.64%, respectively.
As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.90% for Class A shares and 1.40% for Class C shares until February 28, 2009.

[1]

Lipper Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 134 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Inflation Management Fund	III

Letter from the chairman continued

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 30, 2008

IV	Legg Mason Partners Inflation Management Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: This Fund is subject to the risks associated with Inflation Protected Securities (“IPS”). Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk and deflation risk (with deflation, the principal value of IPS holdings would be adjusted downward). Income distributions of the Fund are likely to fluctuate more than those of a conventional bond fund. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

viii

The Barclay’s World Government Inflation-Linked All Maturities Index (USD unhedged) measures the performance of the major government inflation-linked bond markets, which currently include the U.K., Australia, Canada, Sweden, the U.S., France and Italy. All maturities are included.

Legg Mason Partners Inflation Management Fund	V

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — April 30, 2008

Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2007 and held for the six months ended April 30, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	6.50%	$1,000.00	$1,065.00	0.90%	$4.62
Class C	6.24	1,000.00	1,062.40	1.40	7.18

[1]	For the six months ended April 30, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

2	Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,020.39	0.90%	$4.52
Class C	5.00	1,000.00	1,017.90	1.40	7.02

[1]	For the six months ended April 30, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2008

LEGG MASON PARTNERS INFLATION MANAGEMENT FUND
FACE AMOUNT†		SECURITY	VALUE

SOVEREIGN BONDS — 56.3%
		Australia — 3.3%
760,000	AUD	Australia Government, Bonds, 4.000% due 8/20/20(a)	$1,140,565
		Canada — 2.6%
613,685	CAD	Government of Canada, Bonds, 4.000% due 12/1/31(a)	872,735
		France — 19.3%
875,482	EUR	French Treasury Note, 1.250% due 7/25/10(a)	1,360,293
		Government of France:
110,000	EUR	5.750% due 10/25/32(a)	195,633
72,479	EUR	1.800% due 7/25/40(a)	101,438
		Bonds:
1,013,549	EUR	3.000% due 7/25/12(a)	1,667,437
160,000	EUR	3.750% due 4/25/17(a)	239,910
547,712	EUR	3.150% due 7/25/32(a)	991,967
814,394	EUR	Bonds, 3.000% due 7/25/09(a)	1,290,779
1,460,000	EUR	Strip Principal (STRIPS), zero coupon bond to yield 3.889% due 10/25/32(a)	711,858
		Total France	6,559,315
		Germany — 7.7%
796,258	EUR	Bundesobligation, Inflation Linked, 2.250% due 4/15/13(a)	1,268,623
		Bundesrepublik Deutschland:
682,988	EUR	1.500% due 4/15/16(a)	1,036,381
210,000	EUR	4.000% due 7/4/16(a)	323,879
		Total Germany	2,628,883
		Japan — 3.7%
131,262,000	JPY	Government of Japan CPI Linked Bond, 1.100% due 9/10/16(a)	1,242,925
		Sweden — 3.2%
4,390,000	SEK	Government of Sweden, Bonds, 3.500% due 12/1/28(a)	1,088,185
		United Kingdom — 16.5%
139,291	GBP	United Kingdom Gilt, 0.750% due 11/22/47(a)	294,480
		United Kingdom Treasury Gilt:
130,000	GBP	2.500% due 8/16/13(a)	634,875
620,951	GBP	1.250% due 11/22/55(a)	1,635,223
		Bonds:
50,000	GBP	2.500% due 5/20/09(a)	266,689
100,000	GBP	2.500% due 8/23/11(a)	575,564
165,000	GBP	2.500% due 4/16/20(a)	932,173
212,000	GBP	4.125% due 7/22/30(a)	1,054,781
128,000	GBP	4.250% due 6/7/32(a)	239,816
		Total United Kingdom	5,633,601
		TOTAL SOVEREIGN BONDS (Cost — $17,243,036)	19,166,209

See Notes to Financial Statements.

4	Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS INFLATION MANAGEMENT FUND
FACE AMOUNT†		SECURITY	VALUE

CORPORATE BONDS & NOTES — 4.2%
		Capital Markets — 0.5%
150,000		Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16(a)(b)	$121,304
40,000	EUR	RBS Capital Trust C, 4.243% due 1/12/16(a)(c)(d)	51,521
		Total Capital Markets	172,825
		Commercial Banks — 1.4%
50,000	EUR	Commerzbank Capital Funding Trust I, 5.012% due 4/12/16(a)(c)(d)	63,419
100,000		Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16(a)(b)(c)	71,998
40,000	EUR	HT1 Funding GmbH, 6.352% due 6/30/17(a)(c)(d)	50,621
100,000	EUR	Royal Bank of Scotland Group PLC, Junior Subordinated Debentures, 7.014% due 9/29/17(a)(c)(d)	150,444
100,000	EUR	Unicredito Italiano Capital Trust III, 4.028% due 10/27/15(a)(c)(d)	131,546
		Total Commercial Banks	468,028
		Diversified Financial Services — 1.1%
100,000	EUR	Fortis Hybrid Financing, 5.125% due 6/20/16(a)(c)(d)	128,590
100,000	EUR	MUFG Capital Finance 4 Ltd., Junior Subordinated, 5.271% due 1/25/17(c)(d)	127,296
50,000	GBP	Network Rail Infrastructure Finance PLC, Medium-Term Notes, 1.375% due 11/22/37(a)	109,048
		Total Diversified Financial Services	364,934
		Diversified Telecommunication Services — 0.2%
50,000	GBP	Telefonica Emisones SAU, 5.375% due 2/2/18(a)	89,570
		Insurance — 0.8%
200,000	EUR	ELM BV, 5.252% due 5/29/16(a)(c)(d)	265,975
		Thrifts & Mortgage Finance — 0.2%
		Countrywide Financial Corp.:
70,000		6.250% due 5/15/16(a)	61,687
20,000		Medium-Term Notes, 5.800% due 6/7/12(a)	19,083
		Total Thrifts & Mortgage Finance	80,770
		TOTAL CORPORATE BONDS & NOTES (Cost — $1,489,206)	1,442,102
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 2.5%
		U.S. Government Obligations — 2.5%
		U.S. Treasury Strip Principal (STRIPS):
160,000		Zero coupon bond to yield 5.530% due 11/15/21(a)	86,096
930,000		Zero coupon bond to yield 4.728% due 5/15/30(a)	334,787
120,000		Zero coupon bond to yield 4.422% due 2/15/31(a)	42,002
1,300,000		Zero coupon bond to yield 4.652% due 2/15/36(a)	368,347
60,000		Zero coupon bond to yield 4.348% due 5/15/37(a)	16,063
		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $786,582)	847,295

See Notes to Financial Statements.

Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report	5

Schedule of investments (unaudited) continued

April 30, 2008

LEGG MASON PARTNERS INFLATION MANAGEMENT FUND
FACE AMOUNT†		SECURITY	VALUE

U.S. TREASURY INFLATION PROTECTED SECURITIES — 25.0%
		U.S. Treasury Bonds, Inflation Indexed:
2,107,313		3.000% due 7/15/12(a)	$2,309,156
1,678,810		2.375% due 1/15/25(a)	1,766,686
330,609		2.000% due 1/15/26(a)	328,646
41,985		2.375% due 1/15/27(a)	44,163
157,046		3.625% due 4/15/28(a)	196,529
193,140		3.875% due 4/15/29(a)	251,761
668,043		3.375% due 4/15/32(a)	843,195
		U.S. Treasury Notes, Inflation Indexed:
1,006,738		3.875% due 1/15/09(e)	1,040,088
1,284,930		0.875% due 4/15/10(a)	1,302,397
280,665		2.000% due 1/15/14(a)	295,838
121,941		1.625% due 1/15/15(a)	125,542
		TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $8,211,211)	8,504,001
CONTRACTS
PURCHASED OPTIONS — 0.2%
81	EUR	Euribor Futures, Call @ $96.00, expires 12/15/08	0
17	EUR	Euribor Futures, Call @ $96.00, expires 6/16/08	0
30	EUR	Euribor Futures, Call @ $96.25, expires 6/16/08	0
34	EUR	Euribor Futures, Call @ $96.63, expires 6/16/08	0
75	EUR	Euribor Futures, Call @ $97.00, expires 9/15/08	0
22	EUR	Euribor Futures, Call @ $96.00, expires 3/16/09	0
61		Eurodollar Futures, Call @ $98.00, expires 6/13/08	1,906
47		Eurodollar Futures, Call @ $97.88, expires 6/16/08	881
25		Eurodollar Futures, Call @ $97.00, expires 9/12/08	15,000
23		Eurodollar Futures, Call @ $96.75, expires 3/16/09	31,050
17		Eurodollar Futures, Put @ $94.00, expires 12/15/08	106
29	GBP	LIBOR Futures, Call @ $94.63, expires 6/18/08	0
12	GBP	LIBOR Futures, Call @ $94.75, expires 9/17/08	0
48	GBP	LIBOR Futures, Call @ $95.00, expires 9/17/08	0
20	GBP	LIBOR Futures, Call @ $95.50, expires 9/17/08	0
74	GBP	LIBOR Futures, Call @ $95.00, expires 12/17/08	0
23	GBP	LIBOR Futures, Call @ $95.38, expires 12/17/08	0
48	GBP	LIBOR Futures, Call @ $95.50, expires 12/17/08	0
25	GBP	LIBOR Futures, Call @ $96.00, expires 6/18/08	0
16	GBP	LIBOR Futures, Call @ $95.00, expires 3/18/09	0
75	GBP	LIBOR Futures, Call @ $96.00, expires 3/18/09	0
28	GBP	LIBOR Futures, Call @ $96.50, expires 3/18/09	0
35	GBP	LIBOR Futures, Call @ $96.00, expires 6/17/09	0
27	GBP	LIBOR Futures, Call @ $96.75, expires 6/19/09	0

See Notes to Financial Statements.

6	Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS INFLATION MANAGEMENT FUND
CONTRACTS		SECURITY	VALUE

29	GBP	LIBOR Futures, Put @ $93.00, expires 12/17/08	$0
29	GBP	LIBOR Futures, Put @ $93.25, expires 12/17/08	0
44	GBP	LIBOR Futures, Put @ $92.00, expires 3/18/09	0
21		U.S. Treasury 10-Year Notes Futures, Put @ $113.50, expires 05/23/08	3,938
10		U.S. Treasury 10-Year Notes Futures, Put @ $114.50, expires 5/23/08	6,094
		TOTAL PURCHASED OPTIONS (Cost — $72,311)	58,975
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $27,802,346)	30,018,582
FACE AMOUNT
SHORT-TERM INVESTMENT — 8.5%
		Repurchase Agreement — 8.5%
$2,910,000		Morgan Stanley tri-party repurchase agreement dated 4/30/08, 1.950% due 5/1/08; Proceeds at maturity — $2,910,158; (Fully collateralized by U.S. government agency obligation, 6.125% due 6/1/22; Market value — $3,057,400) (Cost — $2,910,000)(a)	2,910,000
		TOTAL INVESTMENTS — 96.7% (Cost — $30,712,346#)	32,928,582
		Other Assets in Excess of Liabilities — 3.3%	1,122,506
		TOTAL NET ASSETS — 100.0%	$34,051,088

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is segregated for open futures contracts, written options, and foreign currency contracts.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2008.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations	used in this schedule:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CPI	— Consumer Price Index
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
OATi	— Obligations Assimilables du Trésor indexées sur Inflation
SEK	— Swedish Krona
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report	7

Schedule of investments (unaudited) continued

April 30, 2008

LEGG MASON PARTNERS INFLATION MANAGEMENT FUND

SCHEDULE OF OPTIONS WRITTEN
CONTRACTS		SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
18	EUR	Eurobobl Futures, Call	5/23/08	$111.00	$0
25		Eurodollar Futures, Call	9/12/08	97.25	10,156
23		Eurodollar Futures, Call	3/16/09	97.00	23,000
35	GBP	LIBOR Futures, Call	6/17/09	96.50	0
70	GBP	LIBOR Futures, Call	3/18/09	97.00	0
8		Eurodollar Futures, Put	6/16/08	97.25	1,550
		TOTAL OPTIONS WRITTEN (Premiums received — $28,570)			$34,706

See Notes to Financial Statements.

8	Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2008

ASSETS:
Investments, at value (Cost — $30,712,346)	$32,928,582
Foreign currency, at value (Cost — $754,346)	757,275
Cash	56
Receivable for open forward currency contracts	352,244
Interest receivable	269,981
Receivable from broker — variation margin on open futures contracts	200,634
Receivable for securities sold	199,891
Receivable for Fund shares sold	184,853
Receivable from manager	865
Prepaid expenses	26,092
Total Assets	34,920,473
LIABILITIES:
Payable for open forward currency contracts	416,610
Payable for securities purchased	195,352
Options written, at value (premium received $28,570)	34,706
Distributions payable	33,463
Payable for Fund shares repurchased	8,954
Distribution fees payable	7,536
Trustees’ fees payable	3,174
Accrued expenses	169,590
Total Liabilities	869,385
TOTAL NET ASSETS	$34,051,088
NET ASSETS:
Par value (Note 6)	$30
Paid-in capital in excess of par value	32,507,218
Undistributed net investment income	278,509
Accumulated net realized loss on investments, futures contracts, options written and foreign currency transactions	(762,328)
Net unrealized appreciation on investments, futures contracts, options written and foreign currencies	2,027,659
TOTAL NET ASSETS	$34,051,088
Shares Outstanding:
Class A	2,835,907
Class C	140,056
Net Asset Value:
Class A (and redemption price)	$11.44
Class C (and redemption price)	$11.44
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$11.70

See Notes to Financial Statements.

Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended April 30, 2008

INVESTMENT INCOME:
Interest	$567,763
EXPENSES:
Investment management fee (Note 2)	84,439
Legal fees	82,240
Shareholder reports (Note 4)	51,596
Distribution fees (Notes 2 and 4)	40,468
Audit and tax	19,243
Registration fees	11,301
Transfer agent fees (Note 4)	10,554
Custody fees	3,544
Trustees’ fees	2,754
Insurance	670
Miscellaneous expenses	3,477
Total Expenses	310,286
Less: Fee waivers and/or expense reimbursements (Note 2)	(169,960)
Fees paid indirectly (Note 1)	(67)
Net Expenses	140,259
NET INVESTMENT INCOME	427,504
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	517,773
Futures contracts	57,957
Options written	10,153
Foreign currency transactions	218,253
Net Realized Gain	804,136
Change in Net Unrealized Appreciation/Depreciation From:
Investments	712,157
Futures contracts	10,658
Options written	2,285
Foreign currencies	(147,117)
Change in Net Unrealized Appreciation/Depreciation	577,983
Net Gain on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	1,382,119
INCREASE IN NET ASSETS FROM OPERATIONS	$1,809,623

See Notes to Financial Statements.

10	Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED APRIL 30, 2008 (unaudited) AND THE YEAR ENDED OCTOBER 31, 2007	2008	2007
OPERATIONS:
Net investment income	$427,504	$523,635
Net realized gain	804,136	256,360
Change in net unrealized appreciation/depreciation	577,983	1,064,655
Increase in Net Assets From Operations	1,809,623	1,844,650
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(659,651)	(1,312,540)
Decrease in Net Assets From Distributions to Shareholders	(659,651)	(1,312,540)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	9,783,445	2,770,441
Reinvestment of distributions	471,950	918,104
Cost of shares repurchased	(3,705,371)	(8,482,402)
Increase (Decrease) in Net Assets From Fund Share Transactions	6,550,024	(4,793,857)
INCREASE (DECREASE) IN NET ASSETS	7,699,996	(4,261,747)
NET ASSETS:
Beginning of period	26,351,092	30,612,839
End of period*	$34,051,088	$26,351,092
*Includes undistributed net investment income of:	$278,509	$510,656

See Notes to Financial Statements.

Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report	11

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2008[2]	2007	2006[3]	2005[3]	2004[3]	2003[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$10.97	$10.72	$10.81	$10.85	$10.74	$10.91
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.17	0.20	0.46	0.38	0.22	0.25
Net realized and unrealized gain (loss)	0.54	0.56	(0.08)	(0.18)	0.15	(0.12)
Total income from operations	0.71	0.76	0.38	0.20	0.37	0.13
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.51)	(0.47)	(0.24)	(0.24)	(0.24)
Net realized gains	—	—	(0.00)[4]	—	(0.02)	—
Return of capital	—	—	—	—	—	(0.06)
Total distributions	(0.24)	(0.51)	(0.47)	(0.24)	(0.26)	(0.30)
NET ASSET VALUE, END OF PERIOD	$11.44	$10.97	$10.72	$10.81	$10.85	$10.74
Total return[5]	6.50%	7.39%	3.68%	1.89%	3.52%	1.13%
NET ASSETS, END OF PERIOD (000s)	$32,448	$25,983	$27,403	$32,076	$35,279	$43,365
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.01%[6]	2.21%[7]	1.58%	1.70%	1.41%	1.34%
Net expenses	0.90 [6,8,9,10]	1.21 [7,9,11]	1.19 [9,11]	1.24 [9,11]	1.37 [9]	1.34
Net investment income	2.80 [6]	1.93	4.35	3.49	2.01	2.29
PORTFOLIO TURNOVER RATE	19%	38%	171%	43%	80%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.19% and 1.20%, respectively.

[8]

As a result of a contractual expense limitation, effective November 1, 2007 until February 28, 2009, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.90%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	There was no impact to the expense ratio as a result of fees paid indirectly.

[11]

Effective December 31, 2004, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.20%.

See Notes to Financial Statements.

12	Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2008[2]	2007	2006[3]	2005[3]	2004[3,4]
NET ASSET VALUE, BEGINNING OF PERIOD	$10.97	$10.73	$10.81	$10.85	$10.80
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.12	0.14	0.40	0.36	(0.05)
Net realized and unrealized gain (loss)	0.56	0.56	(0.06)	(0.21)	0.11
Total income from operations	0.68	0.70	0.34	0.15	0.06
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.46)	(0.42)	(0.19)	(0.00)[5]
Net realized gains	—	—	(0.00)[5]	—	(0.01)
Total distributions	(0.21)	(0.46)	(0.42)	(0.19)	(0.01)
NET ASSET VALUE, END OF PERIOD	$11.44	$10.97	$10.73	$10.81	$10.85
Total return[6]	6.24%	6.74%	3.25%	1.38%	0.58%
NET ASSETS, END OF PERIOD (000s)	$1,603	$368	$919	$1,263	$5
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.24%[7]	2.66%[8]	2.07%	2.07%	4.73%[7]
Net expenses[9]	1.40 [7,10,11]	1.72 [8,12]	1.70 [12]	1.70 [12]	1.73 [7]
Net investment income (loss)	2.18 [7]	1.36	3.74	3.35	(8.30)[7]
PORTFOLIO TURNOVER RATE	19%	38%	171%	43%	80%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	For the period October 12, 2004 (inception date) to October 31, 2004.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.64% and 1.70%, respectively.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of a contractual expense limitation, effective November 1, 2007 until February 28, 2009, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.40%.

[11]	There was no impact to the expense ratio as a result of fees paid indirectly.

[12]

Effective December 31, 2004 as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.70%.

See Notes to Financial Statements.

Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Inflation Management Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as

14	Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report

initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a

Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations

16	Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report

arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(j) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as

Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

18	Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report

As a result of a contractual expense limitation, effective November 1, 2007 until February 28, 2009, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A and C shares will not exceed 0.90% and 1.40%, respectively.

During the six months ended April 30, 2008, the LMPFA waived a portion of its investment management fee and/or reimbursed Fund expense in the amount of $169,960.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2008, LMIS and its affiliates received sales charges of approximately $3,000 on sales of the Fund’s Class A shares.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$5,449,291	$3,614,656
Sales	2,257,688	3,165,813

At April 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,413,734
Gross unrealized depreciation	(197,498)
Net unrealized appreciation	$2,216,236

Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

During the six months ended April 30, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Options written, outstanding October 31, 2007	—	—
Options written	234	$47,529
Options closed	(55)	(18,959)
Options expired	—
Options written, outstanding April 30, 2008	179	28,570

At April 30, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Bundes Obligationer Futures	21	5/08	$7,028	$5,230	$(1,798)
LIBOR Futures	7	6/08	1,525	695	(830)
LIBOR Futures	13	6/08	16,897	23,139	6,242
Eurodollar Futures	1	12/08	239,380	242,750	3,370
LIBOR Futures	37	12/08	8,729,975	8,698,499	(31,476)
Eurodollar Futures	14	3/09	3,395,070	3,394,825	(245)
					$(24,737)
Contracts to Sell:
Japanese Government Bonds 10 Year	1	6/08	1,323,976	1,302,372	$21,604
U.S. Treasury Notes	6	6/08	702,407	694,875	7,532
					$29,136
Net unrealized gain on open futures contracts					$4,399

At April 30, 2008, the Fund had the following open forward foreign currency contracts:

FORWARD CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Australian Dollar	80,000	$75,273	5/7/08	$(255)
Australian Dollar	1,247,619	1,173,903	5/7/08	(1,979)
British Pound	25,000	49,591	5/7/08	197
British Pound	361,217	716,518	5/7/08	2,861
British Pound	80,000	158,690	5/7/08	742
British Pound	343,662	681,695	5/7/08	(5,886)
British Pound	156,924	311,278	5/7/08	1,278
British Pound	300,000	595,086	5/7/08	5,127
Canadian Dollar	311,134	308,218	5/7/08	(10,013)
Euro	549,036	854,418	5/7/08	46,238
Euro	110,000	171,184	5/7/08	11,623

20	Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report

FORWARD CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Euro	550,000	$855,918	5/7/08	$19,808
Euro	220,000	342,367	5/7/08	3,413
Euro	176,485	274,649	5/7/08	(4,172)
Euro	116,903	181,926	5/7/08	(2,763)
Euro	1,322,973	2,058,830	5/7/08	(44,697)
Euro	367,634	572,117	5/7/08	(11,704)
Hong Kong Dollar	1,300,000	166,809	5/7/08	(658)
Japanese Yen	36,510,560	349,407	5/7/08	5,433
Japanese Yen	100,605,683	962,799	5/7/08	13,689
Japanese Yen	14,307,500	136,923	5/7/08	3,308
Japanese Yen	20,520,000	196,377	5/7/08	(2,638)
Japanese Yen	17,101,150	163,658	5/7/08	(4,305)
Japanese Yen	17,176,500	164,380	5/7/08	(2,878)
Japanese Yen	4,342,360	41,557	5/7/08	(2,444)
Japanese Yen	22,400,000	214,369	5/7/08	(13,656)
Japanese Yen	44,627,255	427,084	5/7/08	(18,853)
Japanese Yen	18,180,000	173,983	5/7/08	(2,590)
Norwegian Kroner	1,490,000	290,805	5/7/08	16,729
Norwegian Kroner	1,658,265	323,646	5/7/08	15,094
Swedish Krona	2,395,096	399,452	5/7/08	26,791
Swedish Krona	1,563,082	260,689	5/7/08	(5,594)
British Pound	265,000	522,316	8/5/08	1,524
Canadian Dollar	202,294	200,276	8/5/08	(214)
Euro	174,242	270,041	8/5/08	(6,698)
Hong Kong Dollar	1,300,000	167,177	8/5/08	(58)
Japanese Yen	36,437,815	350,557	8/5/08	(4,809)
Japanese Yen	142,072,013	1,366,833	8/5/08	(18,560)
Swedish Krona	1,295,096	214,958	8/5/08	(4,886)
				$3,545
Contracts to Sell:
Australian Dollar	632,619	$595,241	5/7/08	$(40,243)
Australian Dollar	340,000	319,911	5/7/08	(1,680)
Australian Dollar	80,000	75,273	5/7/08	(455)
Australian Dollar	275,000	258,751	5/7/08	(8,144)
British Pound	211,715	419,963	5/7/08	(1,762)
British Pound	350,000	694,267	5/7/08	(949)
British Pound	20,000	39,672	5/7/08	(507)
British Pound	113,973	226,079	5/7/08	1,946
British Pound	60,000	119,017	5/7/08	362
British Pound	226,464	449,219	5/7/08	(3,281)
British Pound	14,442	28,648	5/7/08	(23)
British Pound	265,000	525,660	5/7/08	(1,569)

Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

FORWARD CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
British Pound	5,209	$10,332	5/7/08	$(14)
Canadian Dollar	108,840	107,820	5/7/08	597
Canadian Dollar	202,294	200,398	5/7/08	290
Euro	167,634	260,874	5/7/08	(13,981)
Euro	155,000	241,213	5/7/08	(12,942)
Euro	184,458	287,057	5/7/08	(12,981)
Euro	91,698	142,701	5/7/08	(9,086)
Euro	850,000	1,322,782	5/7/08	(61,254)
Euro	100,000	155,621	5/7/08	(10,476)
Euro	210,000	326,805	5/7/08	(18,253)
Euro	200,000	311,243	5/7/08	(15,253)
Euro	110,000	171,184	5/7/08	(3,221)
Euro	110,000	171,184	5/7/08	(3,926)
Euro	650,000	1,011,539	5/7/08	(1,017)
Euro	200,000	311,243	5/7/08	4,919
Euro	110,000	171,184	5/7/08	3,469
Euro	100,000	155,621	5/7/08	3,244
Euro	174,242	271,157	5/7/08	6,758
Hong Kong Dollar	1,300,000	166,809	5/7/08	29
Japanese Yen	18,180,000	173,983	5/7/08	(2,235)
Japanese Yen	17,086,300	163,516	5/7/08	(3,956)
Japanese Yen	14,894,880	142,544	5/7/08	11,456
Japanese Yen	67,100,000	642,149	5/7/08	45,432
Japanese Yen	36,437,815	348,711	5/7/08	4,711
Japanese Yen	142,072,013	1,359,633	5/7/08	18,369
Norwegian Kroner	1,420,000	277,143	5/7/08	1,677
Norwegian Kroner	1,728,265	337,308	5/7/08	(1,853)
Swedish Krona	1,563,082	260,689	5/7/08	(17,239)
Swedish Krona	1,100,000	183,457	5/7/08	1,233
Swedish Krona	1,295,096	215,995	5/7/08	4,898
Australian Dollar	1,247,619	1,159,620	8/5/08	2,725
Australian Dollar	80,000	74,357	8/5/08	283
Euro	1,322,973	2,050,354	8/5/08	44,443
Euro	367,634	569,762	8/5/08	11,614
Euro	170,000	263,467	8/5/08	1,671
Japanese Yen	18,180,000	174,904	8/5/08	2,650
Swedish Krona	1,563,082	259,437	8/5/08	5,613
				$(67,911)
Net unrealized loss on open forward foreign currency contracts				$(64,366)

22	Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report

4. Class specific expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.50% of the average daily net assets of the class. Distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$37,339	$10,291	$50,314
Class C	3,129	263	1,282
Total	$40,468	$10,554	$51,596

5. Distributions to shareholders by class

	SIX MONTHS ENDED APRIL 30, 2008	YEAR ENDED OCTOBER 31, 2007
Net Investment Income:
Class A	$641,741	$1,286,410
Class C	17,910	26,130
Total	$659,651	$1,312,540

6. Shares of beneficial interest

At April 30, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a Class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Company had 1 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED APRIL 30, 2008		YEAR ENDED OCTOBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	737,996	$8,448,296	246,782	$2,639,412
Shares issued on reinvestment	40,247	460,078	84,453	895,669
Shares repurchased	(311,822)	(3,589,352)	(518,416)	(5,488,427)
Net increase (decrease)	466,421	$5,319,022	(187,181)	$(1,953,346)

Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report	23

Notes to financial statements (unaudited) continued

	SIX MONTHS ENDED APRIL 30, 2008		YEAR ENDED OCTOBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class B1
Shares repurchased	—	—	(129,466)	$(1,386,862)
Net decrease	—	—	(129,466)	$(1,386,862)
Class C
Shares sold	115,514	$1,335,149	12,265	$130,981
Shares issued on reinvestment	1,031	11,872	2,116	22,435
Shares repurchased	(10,067)	(116,019)	(66,519)	(705,001)
Net increase (decrease)	106,478	$1,231,002	(52,138)	$(551,585)
Class O1
Shares sold	—	—	5	$48
Shares repurchased	—	—	(84,226)	(902,112)
Net decrease	—	—	(84,221)	$(902,064)

[1]	On November 20, 2006 Class B and O shares were converted to Class A shares.

7. Capital loss carryforward

On October 31, 2007, the Fund had a net capital loss carryforward of approximately $1,408,358, all of which expires in 2014. This amount will be available to offset any future taxable capital gains.

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset

24	Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report

management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report	25

Notes to financial statements (unaudited) continued

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

26	Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report

On December 3, 2007, the court granted the Defendant’s motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures,

Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report	27

Notes to financial statements (unaudited) continued

including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

11. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its January 31, 2009 Form N-Q.

*  *  *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

28	Legg Mason Partners Inflation Management Fund 2008 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 12-13, 2007, the Board, including the Board members who are not considered to be “interested persons” (the “Independent Board Members”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Inflation Management Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Board Members, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. The Board received and considered a variety of information about the Manager, the Subadvisers and the Fund’s distributor (and any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Board Members also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Board Members, considered a variety of factors, including those factors discussed below. No

Legg Mason Partners Inflation Management Fund	29

Board approval of management and subadvisory agreements (unaudited) continued

single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Board Member attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past two years. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans, organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

30	Legg Mason Partners Inflation Management Fund

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as Treasury inflation-protected securities funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2007 was below the median. Management noted that there has been a change in the portfolio management team, effective December 2005, which was implemented in an attempt to improve the Fund’s results over time. Any potential impact of such changes was, therefore, not fully reflected in the Lipper materials. The Board noted the explanations from the Manager concerning the underperformance versus the peer group.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice. In addition, the Board noted that the compensation paid to the Subadvisers is paid directly by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

Legg Mason Partners Inflation Management Fund	31

Board approval of management and subadvisory agreements (unaudited) continued

The Manager reviewed with the Board the differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in the services required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by distributors affiliated with the Fund during the past two years and how the amounts received by the distributors were paid during that period.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as Treasury inflation-protected securities funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Fee and Actual Management Fee (which reflects a fee waiver) were below the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee. The Board also took into account that the Manager had proposed to reduce the expense cap by 30 basis points with respect to all Fund share classes.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data, as well as a report from an outside consultant that had reviewed the methodologies. The profitability of the Manager and its affiliates was considered

32	Legg Mason Partners Inflation Management Fund

by the Board and determined not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s assets levels. The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board also noted that if the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

The Board determined that the management fee structure, including the breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and the Sub-Advisory Agreements would be in the best interests of the Fund’ shareholders and approved the continuation of such agreements for another year.

Legg Mason Partners Inflation Management Fund	33

Legg Mason Partners

Inflation Management Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
    Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Petit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Inflation Management Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS INFLATION MANAGEMENT FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Inflation Management Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest investment manager in 2007, based on 12/31/06 assets under management, according to Pensions & Investments, May 2007.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01935 6/08 SR08-586

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	Principal Accountant Fees And Services

Not Applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not Applicable

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: July 2, 2008

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: July 2, 2008